DELAWARE GROUP® EQUITY FUNDS IV

Delaware Covered Call Strategy Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus
dated January 30, 2023

Effective March 1, 2023, the following replaces the information in the section entitled “Who manages the Fund? — Sub-advisor”:

Sub-advisor

Ziegler Capital Management, LLC (ZCM)

Portfolio manager	Title with ZCM	Start date on the Fund
Sean Hughes, CFA	Chief Investment Officer – Options-Based Strategies, Senior Portfolio Manager	October 2019
Pamela Brown	Portfolio Manager, Senior Trader	March 2023

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2023.